Rydex|SGI Variable Funds SUMMARY PROSPECTUS

                                                                     May 1, 2010

                                                                        SERIES O
                                                          (ALL CAP VALUE SERIES)

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                                                                     RYDEX | SGI
                                                  SECURITY GLOBAL INVESTORS (SM)

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Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, statement of additional information (SAI), annual report and other information about the fund online at https://www.securitybenefit.com/ProductDocs/SB/Prospectuses/VA_PDFs/
SBL/SBL_ACVO.pdf. You can also get this information at no cost by calling 1-800-888-2461 or by sending an e-mail to: sservices@sg-investors.com.

The fund's prospectus and SAI, each dated May 1, 2010, and the fund's most recent shareholder report are all incorporated by reference into this Summary Prospectus.
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                                                         WWW.SECURITYBENEFIT.COM
                           RYDEX DISTRIBUTORS, INC., SECURITY DISTRIBUTORS, INC.

SUMACVO-0510 x0511
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INVESTMENT OBJECTIVE -- Series O seeks long-term growth of capital.

FEES AND EXPENSES OF THE SERIES -- This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. The Series is available only through the purchase of such products. If such fees and expenses were reflected, the overall expenses would be higher.

     SHAREHOLDER FEES (fees paid directly from your investment)

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Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
of offering price)                                                          None
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     ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

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Management fees                                                            0.70%
Other expenses                                                             0.17%
TOTAL ANNUAL FUND OPERATING EXPENSES                                       0.87%
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     EXAMPLE. This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

     The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

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      1 YEAR           3 YEARS          5 YEARS          10 YEARS
       $89               $278             $482            $1,073
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     PORTFOLIO TURNOVER. The Series pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction .These costs, which are not reflected in annual operating expenses or in the example, affect the Series' performance. During the most recent fiscal year, the Series' portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES -- Series O pursues its objectives by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in common stocks that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 3000 Value Index, which includes companies with micro to large capitalizations. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

     The Series' investments include common stocks and may also include rights, warrants, American Depositary Receipts ("ADRs"), preferred stocks, futures and options, convertible debt, and convertible securities of U.S issuers.

     Although the Series primarily invests in securities issued by domestic companies, there is no limit in the amount that the Series may invest in securities issued by foreign companies.

     At times, the Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Series may use these index-based investments as a way of managing its cash position, or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment vehicles' securities and other securities in which the Series may invest are restricted securities, which may be illiquid.

     In choosing securities, Security Investors, LLC (the "Investment Manager") primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings,


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growth potential or cash flows, and may invest in a limited number of industries or industry sectors, including the technology sector. The Investment Manager uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Series typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager's expectations, among other reasons.

     The Series may invest a portion of its assets in futures contracts, options on futures contracts, and options on securities to hedge the Series' portfolio, to maintain exposure to the equity markets, or to increase returns. Under adverse market conditions, the Series can make temporary defensive investments and may not be able to pursue its objective.

PRINCIPAL RISKS -- The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Series are listed below.

     CONVERTIBLE SECURITIES RISK. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Series could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

     DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including limited ability to enter into or unwind a position, imperfect correlations with underlying investments or the Series' other portfolio holdings, lack of availability and the risk that the counterparty may default on its obligations.

     EQUITY SECURITIES RISK. Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A Series may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

     FOREIGN SECURITIES RISK. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

     INVESTMENT IN INVESTMENT VEHICLES RISK. Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Series to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Series and its shareholders will incur its pro rata share of the expenses of the underlying vehicles' expenses.

     LEVERAGE RISK. The Series' use of leverage may cause the Series to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.

     LIQUIDITY RISK. Investments are subject to liquidity risk when they are difficult to purchase or sell.

     MANAGEMENT RISK. The Series is actively managed. There is no guarantee that the investment strategies will be successful.

     MARKET RISK. The market value of the securities held by the Series may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

     PREFERRED SECURITIES RISK. Preferred securities are subject to issuer-specific and market risks applicable to equity securities and generally fluctuate in value more than bonds.

     RESTRICTED SECURITIES RISK. Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk, which may result in substantial losses to the Series.

     SMALLER COMPANIES RISK. The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.

     VALUE STOCKS RISK. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While a Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds.

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PERFORMANCE INFORMATION -- The following chart and table provide some indication of the risks of investing in the Series by showing changes in the Series' share performance from year to year and by showing how the Series' average annual returns for one, five, and ten years have compared to those of a broad measure of market performance. As with all mutual funds, past performance is not necessarily an indication of how the Series will perform in the future.

     The performance figures do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased, and, if such fees and expenses were reflected, the performance figures would be lower. Shares of the Series are available only through the purchase of such products.

       Bar Chart
    2000        12.9%
    2001         1.3%
    2002       -13.4%
    2003        25.3%
    2004        14.4%
    2005         3.7%
    2006        18.8%
    2007         2.8%
    2008       -38.4%
    2009        33.0%

HIGHEST QUARTER RETURN
2Q 2009                22.34%

LOWEST QUARTER RETURN
4Q 2008               -24.46%


     AVERAGE ANNUAL TOTAL RETURNS (For the periods ended December 31, 2009)

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                                                                           1 YEAR       5 YEARS       10 YEARS
Series O                                                                   33.01%         0.75%          3.95%
Russell 3000 Value Index
(reflects no deductions for fees, expenses, or taxes)                      19.76%        -0.24%          2.88%
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


MANAGEMENT OF THE SERIES --

     INVESTMENT MANAGER. Security Investors, LLC (the "Investment Manager") serves as the investment manager of the Series.

     PORTFOLIO MANAGERS. James Schier and Mark Mitchell are primarily responsible for the day-to-day management of the Series, and each holds the title "Portfolio Manager" with the Investment Manager. They have managed the Series since August 2008.

PURCHASE AND SALE OF SERIES' SHARES -- Shares of the Series are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. Investors do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity or variable life insurance contract for information on the allocation of premiums and transfers of accumulated value.

TAX INFORMATION -- Shares of the Series are owned by the insurance companies offering the variable annuity or variable life insurance contract. Please see the prospectus for the variable annuity or variable life insurance contract for information regarding the federal income tax treatment of the insurance contract.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES -- The Series and its related companies may pay financial intermediaries and financial representatives for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the financial intermediary or financial representative to recommend a variable annuity or variable life insurance contract and the Series over another investment. Ask your financial intermediary or financial representative or visit your financial intermediary's website for more information.

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RYDEX | SGI
SECURITY GLOBAL INVESTORS (SM)
5801 SW 6th Avenue o Topeka, Kansas 66636-0001 o www.rydex-sgi.com RYDEX DISTRIBUTORS, INC.

SUMACVO-0510 x0511